MUNIYIELD
FUND, INC.





FUND LOGO





Semi-Annual Report

April 30, 1999



This report, including the financial information herein, is transmitted to the shareholders of MuniYield Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniYield Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MuniYield Fund, Inc.


TO OUR SHAREHOLDERS

For the six months ended April 30, 1999, the Common Stock of MuniYield Fund, Inc. earned $0.475 per share income dividends, which included earned and unpaid dividends of $0.073. This represents a net annualized yield of 6.24%, based on a month-end per share net asset value of $15.36. Over the same period, the total investment return on the Fund's Common Stock was +1.34%, based on a change in per share net asset value from $16.27 to $15.36, and assuming reinvestment of $0.629 per share ordinary income dividends and $0.506 per share capital gains distributions.

For the six-month period ended April 30, 1999, the Fund's Auction
Market Preferred Stock had an average yield as follows: Series A, 4.45%; Series B, 4.50%; Series C, 3.58%; Series D, 3.61%; and Series E, 3.88%.

The Municipal Market Environment
During the six months ended April 30, 1999, long-term bond yields generally moved higher. From November 1998 through mid-January 1999, long-term bond yields traded in a relatively narrow range. However, during February, a number of economic indicators were released that suggested that economic growth in the United States would likely remain strong throughout most of 1999. Consequently, long-term US Treasury bond yields rose more than 60 basis points (0.60%) to 5.70% by early March. During the remainder of the six-month period, US Treasury bond yields traded between 5.50% and 5.70% as the lack of inflationary pressures offset much of the concerns generated by continued strong economic growth. During most of the period, long-term, uninsured tax-exempt bond yields exhibited far less volatility and were largely stable. Also, long-term municipal bond yields rose just 5 basis points to 5.29% at the end of April 1999, as measured by the Bond Buyer Revenue Bond Index.

In recent months, the tax-exempt market was better able to withstand much of the upward pressure on bond yields because of its stronger technical position. While the continued positive inflationary environment limited some of the recent increases in taxable bond yields, a deteriorating supply/demand position helped push taxable bond yields significantly higher than municipal bond yields. Much of the US Treasury bond market's underperformance in recent months can be attributed to the large amounts of taxable corporate issuance. Large taxable corporate underwritings reduced the demand for US Government securities in recent months, pushing US Treasury bond yields higher.

On the other hand, the tax-exempt bond market enjoyed only limited new-issue supply. During the six months ended April 30, 1999, more than $123 billion in new long-term tax-exempt securities was underwritten, a decline of 10% compared to the same period a year ago. Municipalities issued less than $60 billion in long-term tax-exempt securities during the three months ended April 30, 1999, a decline of 25% compared to the April 30, 1998 quarter. More recently, the rate of new tax-exempt issuance has declined even further. During April 1999, just over $15 billion in long-term tax-exempt securities was marketed, a decline of over 33% compared to April 1998 levels. As municipal bond yields fell and stabilized in recent quarters, the ability of municipalities to refinance existing higher-couponed debt declined. This led to a significant decrease in refunding issuance and an overall drop in new municipal bond supply. When coupled with ongoing, moderate retail and institutional demand, the tax-exempt bond market was able to avoid much of the yield volatility exhibited by US Treasury securities.

Looking ahead, the expected combination of moderate economic growth in the United States and continued negligible inflation suggests a relatively stable interest rate environment. However, in recent years, bond yields reached their annual peaks in early May and declined for the remainder of the year. A meaningful decline in fixed-income bond yields would require either evidence of a significant slowdown in the US economy or the resumption of concerns regarding renewed shocks to the world's economic system. Currently, neither condition exists or seems likely in the immediate future. In our opinion, this suggests a continuation of the narrow trading ranges seen in recent months.

Portfolio Strategy
During the six-month period ended April 30, 1999, relative stability within the municipal market enabled the Fund to weather the volatility that characterized other fixed-income markets. Our aggressive investment strategy last fall was designed to capitalize on further declines in long-term interest rates. We changed our strategy when these declines failed to materialize, and investors began to expect that bond prices were unlikely to soon revisit the highs of last fall. Reduced volume, in conjunction with vigorous investor demand, suggested a continuation of the relative outperformance experienced by the tax-exempt market. Given this likely environment, we shifted our emphasis to seek to generate income for the Fund.



MuniYield Fund, Inc.
April 30, 1999



In our last report to shareholders, we described the limited degree to which credit spreads within the municipal market were impacted by global financial market volatility. While a number of corporate-related issues with international exposure did come under pressure, the eventual stabilization of global markets, along with the technical constraints of the tax-exempt marketplace, reversed much of the damage. The one exception is the healthcare sector, which continued to suffer from an increasingly unfavorable environment as nonprofit hospitals face stiffer competition and more stringent reimbursement standards. Consequently, we remained wary of this sector, preferring instead to invest assets elsewhere until the outlook in that sector improves.

For much of the six-month period ended April 30, 1999, the Fund benefited from an ongoing shortage of product in the short-term tax-exempt market. Tax-exempt money market funds experienced unprecedented growth in an environment of declining supply as the improved financial condition of many state and local municipalities reduced the need for short-term funding. The resulting imbalance between supply and demand drove short-term tax-exempt interest rates to historically low levels relative to their taxable counterparts. Thus, the Fund enjoyed very favorable borrowing costs in comparison to what might be the case under more normal market conditions.

Short-term tax-exempt yields exhibited considerable volatility in recent months. Interest rates paid to the Fund's Preferred Stock shareholders traded below 3% in December 1998, reflecting heightened investor demand at year-end. Current short-term interest rate levels reflect tax season-related pressures, which we expect to abate soon. During the six-month period ended April 30, 1999, leveraging generated a significant incremental yield to the Fund's Common Stock shareholders. Because we believe that the Federal Reserve Board's monetary policy is likely to remain in a narrow range for the remainder of the year, we expect short-term tax-exempt interest rates to remain at, or slightly below, current levels. However, should the spread between short-term and long-term interest rates narrow, the benefits of the leverage will decline and, as a result, reduce the yield to the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 4 of this report to shareholders.)

In Conclusion
We appreciate your ongoing interest in MuniYield Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Theodore R. Jaeckel Jr.)
Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager



June 2, 1999




After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on Merrill Lynch MuniYield Fund, Inc.'s Board of Directors. We are pleased to announce that Terry K. Glenn has been elected President and Director of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Directors in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Directors.




MuniYield Fund, Inc.
April 30, 1999



PROXY RESULTS

During the six-month period ended April 30, 1999, MuniYield Fund, Inc.'s Common Stock shareholders voted on the following proposals. Proposals 1 and 2 were approved at a shareholders' meeting on April 21, 1999. The meeting was adjourned with respect to Proposal 3. The description of each proposal and number of shares voted are as follows:


                                                                                    Shares                     Shares Withheld
                                                                                   Voted For                     From Voting
1. To elect the Fund's Directors:               Terry K. Glenn                     36,840,956                       526,390
                                                Herbert I. London                  36,824,783                       542,563
                                                Robert R. Martin                   36,813,576                       553,770
                                                Andre F. Perold                    36,824,829                       542,517
                                                Arthur Zeikel                      36,817,801                       549,545

                                                                                    Shares       Shares Voted     Shares Voted
                                                                                  Voted For         Against         Abstain
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors.                                                           36,685,632       218,304         463,410

3. To approve an amendment to the Articles Supplementary of the Fund.              Adjourned       Adjourned       Adjourned


During the six-month period ended April 30, 1999, MuniYield Fund Inc.'s Preferred Stock shareholders (Series A, B, C, D and E) voted on the following proposals. Proposals 1 and 2 were approved at a shareholders' meeting on April 21, 1999. The meeting was adjourned with respect to Proposal 3. The description of each proposal and number of shares voted are as follows:

                                                                                    Shares                   Shares Withheld
                                                                                   Voted For                   From Voting
1. To elect the Portfolio's Board of Directors:
   Terry K. Glenn, James H. Bodurtha,
   Herbert I. London, Robert R. Martin,
   Joseph L. May, Andre F. Perold, and
   Arthur Zeikel as follows:                    Series A                             1,783                          0
                                                Series B                             1,601                          0
                                                Series C                             1,659                          0
                                                Series D                             1,484                          0
                                                Series E                             2,732                          0

                                                                                    Shares       Shares Voted  Shares Voted
                                                                                  Voted For         Against      Abstain
2. To select Deloitte & Touche LLP
   as the Portfolio's independent
   auditors as follows:                         Series A                             1,783             0            0
                                                Series B                             1,601             0            0
                                                Series C                             1,659             0            0
                                                Series D                             1,472             0            0
                                                Series E                             2,732             0            0

3. To approve an amendment to the
   Articles Supplementary of the Fund           Series A, Series B, Series C,
   as follows:                                  Series D and Series E              Adjourned       Adjourned      Adjourned



MuniYield Fund, Inc.
April 30, 1999



THE BENEFITS AND RISKS OF LEVERAGING

MuniYield Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends of the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.



MuniYield Fund, Inc.
April 30, 1999



MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.




YEAR 2000 ISSUES

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the securities in which the Fund invests, and this could hurt the Fund's investment returns.




MuniYield Fund, Inc.
April 30, 1999


PORTFOLIO ABBREVIATIONS


To simplify the listings of MuniYield Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.


AMT     Alternative Minimum Tax (subject to)
COP     Certificates of Participation
DATES   Daily Adjustable Tax-Exempt Securities
EDA     Economic Development Authority
GO      General Obligation Bonds
HDA     Housing Development Authority
HFA     Housing Finance Agency
IDA     Industrial Development Authority
IDR     Industrial Development Revenue Bonds
PCR     Pollution Control Revenue Bonds
RIB     Residual Interest Bonds
RITR    Residual Interest Trust Receipts
S/F     Single-Family
VRDN    Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
                S&P    Moody's     Face                                                                          Value
State         Ratings  Ratings    Amount                         Issue                                         (Note 1a)
Alabama--0.6%   AAA     Aaa      $ 5,000   Jefferson County, Alabama, Sewer Revenue Bonds, Capital
                                           Improvement Warrants, Series A, 5.75% due 2/01/2038 (h)              $  5,329

Alaska--1.7%    NR*     NR*       10,050   Valdez, Alaska, Marine Terminal Revenue Refunding Bonds
                                           (Amerada Hess Pipeline Corporation), 6.10% due 2/01/2024               10,476
                                           Valdez, Alaska, Marine Terminal Revenue Refunding Bonds
                                           (Exxon Pipeline Company Project), VRDN (a):
                A1+     VMIG1++      300     Series A, 4.05% due 12/01/2033                                          300
                A1      VMIG1++    3,100     Series C, 4.05% due 12/01/2033                                        3,100

Arizona--5.1%   AAA     Aaa        3,400   Arizona State Wastewater Management Authority, Wastewater
                                           Treatment Financial Assistance Revenue Bonds, Series A, 5.60%
                                           due 7/01/2012 (c)                                                       3,650
                                           Maricopa County, Arizona, Pollution Control Corporation, PCR,
                                           Refunding (Public Service Company of New Mexico Project),
                                           Series A:
                BB+     Ba1        5,275     5.75% due 11/01/2022                                                  5,279
                BB+     Ba1        9,000     6.30% due 12/01/2026                                                  9,452
                NR*     B1         5,300   Phoenix, Arizona, IDA, Airport Facility Revenue Refunding Bonds
                                           (America West Airlines Inc.), AMT, 6.30% due 4/01/2023                  5,525
                B       B2        18,500   Pima County, Arizona, IDA, Industrial Revenue Refunding Bonds
                                           (Tucson Electric Power Company Project), Series B, 6% due
                                           9/01/2029                                                              18,548


Arkansas--0.3%  NR*     NR*        2,815   Little Rock, Arkansas, Capital Improvement Revenue Bonds
                                           (Parks and Recreation Projects), Series A, 5.70% due 1/01/2018          2,824


California      AAA     Aaa       30,000   Alameda Corridor Transportation Authority, California, Revenue
--4.8%                                     Bonds, Series 1999-A, 5.27%** due 10/01/2035 (e)                        4,406
                                           Foothill/Eastern Corridor Agency, California, Toll Road Revenue
                                           Bonds, Senior Lien, Series A:
                BBB-    Baa3      34,165     6.33%** due 1/01/2020                                                11,403
                BBB-    Baa3      20,245     6.24%** due 1/01/2021                                                 6,367
                BBB-    Baa3      15,000     6.25%** due 1/01/2022                                                 4,467
                                           Foothill/Eastern Corridor Agency, California, Toll Road Revenue
                                           Bonds, Series A (i):
                AAA     NR*       10,000     5.75%** due 1/01/2018                                                 3,870
                AAA     NR*       10,000     5.791%** due 1/01/2020                                                3,454
                AAA     NR*       10,000     5.788%** due 1/01/2021                                                3,260
                AAA     NR*       10,000     5.783%** due 1/01/2022                                                3,092


MuniYield Fund, Inc.
April 30, 1999


SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                S&P    Moody's     Face                                                                          Value
State         Ratings  Ratings    Amount                         Issue                                         (Note 1a)
Colorado--2.2%                             Denver, Colorado, City and County Airport Revenue Bonds, AMT,
                                           Series D:
                BBB+    Aaa      $   700     7.75% due 11/15/2001 (b)                                           $    781
                BBB+    Baa1       8,000     7.75% due 11/15/2013                                                 10,054
                NR*     NR*        5,000   Denver, Colorado, Urban Renewal Authority, Tax Increment
                                           Revenue Bonds (Pavilions), AMT, 7.75% due 9/01/2016                     5,730
                                           Mountain Village Metropolitan District, Colorado, San Miguel
                                           County, GO, Refunding:
                NR*     NR*          240     7.95% due 12/01/2002 (b)                                                275
                NR*     NR*        1,190     7.95% due 12/01/2003                                                  1,281


Connecticut     B+      Ba3       22,750   Connecticut State Development Authority, PCR, Refunding
--3.1%                                     (Connecticut Light & Power Company), Series A, 5.85% due
                                           9/01/2028                                                              22,928
                NR*     B1         2,445   New Haven, Connecticut, Facility Revenue Bonds (Hill Health
                                           Corporation Project), 9.25% due 5/01/2017                               2,671


Florida--1.7%   NR*     Aaa       10,000   Hillsborough County, Florida, School Board, COP, RITR,
                                           Series 31, 6.32% due 7/01/2021 (k)                                     10,548
                A1+     VMIG1++    3,900   Saint Lucie County, Florida, PCR, Refunding (Florida Power and
                                           Light Company Project), VRDN, 4% due 1/01/2026 (a)                      3,900


Georgia--4.2%   NR*     Aaa        5,385   Atlanta, Georgia, Urban Residential Finance Authority, College
                                           Facilities Revenue Bonds (Morris Brown College Project),
                                           9.50% due 12/01/2001 (b)                                                6,288
                                           Burke County, Georgia, Development Authority, PCR, Refunding
                                           (Georgia Power Company Plant--Vogtle Project):
                AAA     Aaa        8,700     Second Series, 5.25% due 5/01/2034 (c)                                8,645
                A1      VMIG1++    4,100     VRDN, Third Series, 4.25% due 9/01/2025 (a)                           4,100
                A+      NR*        2,030   Columbia County, Georgia, GO (Courthouse/Detention Center
                                           Project), 5.625% due 2/01/2021                                          2,121
                BBB-    Baa2      12,700   Effingham County, Georgia, Development Authority, Solid Waste
                                           Disposal Revenue Bonds (Fort James Project), AMT, 5.625% due
                                           7/01/2018                                                              12,735
                A1      VMIG1++    1,400   Putnam County, Georgia, Development Authority, PCR, Refunding
                                           (Georgia Power Company Plant Project), VRDN, Second Series,
                                           4.25% due 9/01/2029 (a)                                                 1,400


Idaho--0.4%     AA      NR*        3,215   Idaho Housing Agency Revenue Refunding Bonds, S/F Mortgage,
                                           AMT, Senior Series C-2, 7.15% due 7/01/2023                             3,386


Illinois--4.0%  NR*     P1           800   Chicago, Illinois, O'Hare International Airport Revenue Bonds
                                           (American Airlines), DATES, Series A, 4.25% due 12/01/2017 (a)            800
                NR*     Aaa        3,725   Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT, Series B,
                                           7.625% due 9/01/2027 (f)(g)(l)                                          4,247
                AAA     Aaa        3,260   Cook County, Illinois, GO, Refunding, Series B, 5.125% due
                                           11/15/2012 (h)                                                          3,353
                BBB     Baa3       4,750   East Chicago, Illinois, Industrial Solid Waste Disposal Revenue
                                           Bonds (USG Corporation Project), AMT, 5.50% due 9/01/2028               4,641
                BBB     Baa1       2,750   Illinois Development Finance Authority, PCR, Refunding
                                           (Illinois Power Company Project), Series A, 7.375% due 7/01/2021        3,173
                NR*     NR*        2,500   Illinois Educational Facilities Authority, Revenue Refunding
                                           Bonds (Chicago Osteopathic Health System), 7.25% due
                                           11/15/2019 (b)                                                          3,155
                                           Illinois Health Facilities Authority Revenue Bonds (b):
                A+      A2         1,500     (Edward Hospital Association Project), 7% due 2/15/2002               1,655
                NR*     NR*        2,625     (Saint Elizabeth's Hospital--Chicago), 7.75% due 7/01/2004            3,111
                BBB-    NR*        8,000   Metropolitan Pier and Exposition Authority, Illinois, Hospitality
                                           Facilities Revenue Bonds (McCormick Place Convention
                                           Center), 7% due 7/01/2026                                               9,675


MuniYield Fund, Inc.
April 30, 1999



SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                S&P    Moody's     Face                                                                          Value
State         Ratings  Ratings    Amount                         Issue                                         (Note 1a)
Indiana--0.7%   NR*     A2       $ 1,150   Indiana Health Facilities Financing Authority, Hospital Revenue
                                           Refunding Bonds (Saint Anthony Medical Center), Series A, 7%
                                           due 4/01/2002 (b)                                                    $  1,270
                BBB-    Baa2       3,930   Indiana State Development Finance Authority, Environmental
                                           Revenue Refunding and Improvement Bonds (USX Corporation
                                           Project), 6.25% due 7/15/2030                                           4,172


Kentucky--0.6%  BBB-    Baa3         500   Kenton County, Kentucky, Airport Board, Airport Revenue Bonds
                                           (Special Facilities--Delta Airlines Project), AMT, Series A,
                                           6.125% due 2/01/2022                                                      510
                NR*     NR*        4,000   Perry County, Kentucky, Solid Waste Disposal Revenue Bonds
                                           (TJ International Project), AMT, 7% due 6/01/2024                       4,336


Louisiana       NR*     A3        30,500   Lake Charles, Louisiana, Harbor and Terminal District, Port
--6.5%                                     Facilities Revenue Refunding Bonds (Trunkline Long Company
                                           Project), 7.75% due 8/15/2022                                          34,416
                B-      NR*       20,000   Port New Orleans, Louisiana, IDR, Refunding (Continental
                                           Grain Company Project), 6.50% due 1/01/2017                            19,939


Maryland--0.9%  NR*     NR*        7,050   Maryland State Energy Financing Administration, Limited
                                           Obligation Revenue Bonds (Cogeneration--AES Warrior Run),
                                           AMT, 7.40% due 9/01/2019                                                7,602


Massachusetts-- BBB+    A3         2,500   Massachusetts State Development Finance Agency Revenue
2.2%                                       Bonds (Boston University), Series P, 5.45% due 5/15/2059                2,496
                A+      Aa3        5,970   Massachusetts State, HFA, S/F Housing Revenue Bonds, AMT,
                                           Series 38, 7.20% due 12/01/2026                                         6,300
                NR*     Ba2        5,220   Massachusetts State Health and Educational Facilities Authority,
                                           Revenue Refunding Bonds (Bay Cove Human Services Issue),
                                           Series A, 5.90% due 4/01/2028                                           5,113
                BBB     NR*        4,350   Massachusetts State Industrial Financial Agency, Resource
                                           Recovery Revenue Refunding Bonds (Ogden Haverhill Project),
                                           AMT, Series A, 5.60% due 12/01/2019                                     4,353


Michigan--1.2%  NR*     NR*       10,000   Wayne Charter County, Michigan, Airport Revenue Bonds, AMT,
                                           RIB, Series 68, 6.305% due 12/01/2017 (e)(k)                           10,460

Minnesota--0.4% AA      Aa2        3,350   Minnesota State, HFA, S/F Mortgage, AMT, Series A, 7.05% due
                                           7/01/2022                                                               3,484

Mississippi     NR*     VMIG1++    2,000   Jackson County, Mississippi, PCR, Refunding (Chevron U.S.A.
--2.8%                                     Inc. Project), VRDN, 4.25% due 12/01/2016 (a)                           2,000
                A       A2        18,000   Lowndes County, Mississippi, Solid Waste Disposal and PCR,
                                           Refunding (Weyerhaeuser Company Project), Series A, 6.80%
                                           due 4/01/2022                                                          21,720


Missouri--1.6%  AAA     Aaa        7,445   Missouri State, GO, Fourth State Building, Series A, 5.75% due
                                           8/01/2018                                                               7,991
                AAA     NR*        5,020   Missouri State Housing Development Commission, S/F Mortgage
                                           Revenue Bonds, Homeownership, AMT, Series B, 7.55% due
                                           9/01/2027 (f)(g)                                                        5,447


Nebraska--0.3%  AAA     Aaa        2,200   American Public Energy Agency, Nebraska, Gas Supply Revenue
                                           Bonds (Nebraska Public Gas Agency Project), Series A, 5.25%
                                           due 6/01/2009 (c)                                                       2,325


New Jersey      A1+     NR*        4,400   New Jersey EDA, Economic Development Revenue Refunding
--1.6%                                     Bonds (Foreign Trade Zone Project), VRDN, 4.05% due
                                           12/01/2007 (a)                                                          4,400
                BBB-    NR*        3,000   New Jersey EDA, Revenue Bonds, First Mortgage (Fellowship
                                           Village Project), Series C, 5.50% due 1/01/2028                         2,891
                BB      Ba2        6,000   New Jersey EDA, Special Facility Revenue Bonds (Continental
                                           Airlines Inc. Project), AMT, 5.50% due 4/01/2028                        5,969


MuniYield Fund, Inc.
April 30, 1999


SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                S&P    Moody's     Face                                                                          Value
State         Ratings  Ratings    Amount                         Issue                                         (Note 1a)
New Mexico      NR*     Ba1     $ 13,500   Farmington, New Mexico, PCR, Refunding (Public Service
--2.8%                                     Company), Series A, 5.80% due 4/01/2022                              $ 13,574
                NR*     Ba1       10,000   Farmington, New Mexico, PCR, Series B, 5.80% due 4/01/2022             10,055


New York        AAA     NR*        3,075   Dutchess County, New York, Resource Recovery Agency Revenue
--13.2%                                    Bonds (Solid Waste System--Forward), Series A, 5.25% due
                                           1/01/2011 (e)                                                           3,196
                                           Long Island Power Authority, New York, Electric System
                                           Revenue Bonds:
                AAA     Aaa       17,750     Series A, 5.50% due 12/01/2029 (e)                                   18,305
                A1+     VMIG1++    1,500     VRDN, Sub-Series 5, 4.25% due 5/01/2033 (a)                           1,500
                A1+     VMIG1++    1,900     VRDN, Sub-Series 7, 4.10% due 4/01/2025 (a)(e)                        1,900
                NR*     Aaa        5,595   Metropolitan Transportation Authority, New York, Commuter
                                           Facilities Revenue Bonds, RITR, Series 9, 7.77% due 7/01/2026 (k)       7,122
                AA      Aa3       11,220   New York City, New York, City Transitional Finance Authority
                                           Revenue Bonds, Future Tax Secured, Series B, 4.75% due
                                           11/01/2017                                                             10,831
                                           New York City, New York, GO, Refunding, Series B (b):
                A-      A3         1,150     7.75% due 2/01/2002                                                   1,284
                A-      A3         1,555     7.75% due 2/01/2002                                                   1,739
                                           New York City, New York, GO, Series C, Sub-Series C-1:
                A-      A3            60     7.50% due 8/01/2002                                                      67
                A-      Aaa          325     7.50% due 8/01/2002 (b)                                                 367
                NR*     A          5,500   New York City, New York, IDA, Special Facilities Revenue Bonds,
                                           RITR, Series RI-6, 7.545% due 1/01/2024 (k)                             6,159
                A       A1        16,200   New York City, New York, Municipal Water Finance Authority,
                                           Water and Sewer System Revenue Refunding Bonds, Series B,
                                           5.25% due 6/15/2029                                                    16,234
                AA      NR*        3,000   New York State Dormitory Authority Revenue Bonds (Nursing
                                           Home--Hebrew Home for the Aged), 6.125% due 2/01/2037 (d)               3,247
                AAA     Aaa        2,545   New York State Dormitory Authority, Revenue Refunding Bonds
                                           (Hamilton College), 4.75% due 7/01/2017 (e)                             2,469
                NR*     Aa        17,525   New York State Environmental Facilities Corporation, PCR,
                                           RITR, Series RI-1, 7.195% due 6/15/2014 (k)                            20,310
                AA+     Aaa        1,700   New York State Environmental Facilities Corporation, PCR,
                                           State Water, Revolver, Series E, 6.875% due 6/15/2010                   1,837
                                           Port Authority of New York and New Jersey, Consolidated
                                           Revenue Bonds:
                AA-     A1         5,000     93rd Series, 6.125% due 6/01/2094                                     5,721
                AAA     Aaa       10,000     116th Series, 4.25% due 10/01/2026 (h)                                8,712


North           AAA     Aaa        1,500   North Carolina Medical Care Commission, Hospital Revenue
Carolina--0.2%                             Refunding Bonds (Mission--Saint Joseph's Health System),
                                           5.125% due 10/01/2028 (e)                                               1,483


Ohio--7.5%      NR*     A2         2,500   Butler County Hospital Facilities Revenue Refunding and
                                           Improvement Bonds (Middletown Hospital), 5% due 11/15/2028              2,353
                NR*     Baa3       5,500   Franklin County, Ohio, Hospital Revenue Bonds (Doctors Ohio
                                           Health Corp.), Series A, 5.60% due 12/01/2028                           5,368
                                           Hamilton County, Ohio, Sales Tax Revenue Bonds (Hamilton
                                           County Football Project) (e):
                AAA     Aaa        5,000     Series A, 4.75% due 12/01/2027                                        4,695
                AAA     Aaa        5,000     Series B, 5% due 12/01/2018                                           4,969
                AAA     Aaa        5,000   Ohio State Air Quality Development Authority, Revenue Refunding
                                           Bonds (Ohio Power Company), Series C, 5.15% due 5/01/2026 (c)           4,978
                AA-     Aa3        5,000   Ohio State Building Authority Revenue Bonds (State Facilities
                                           Adult Correctional Building), Series A, 5% due 4/01/2017                4,994


MuniYield Fund, Inc.
April 30, 1999


SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                S&P    Moody's     Face                                                                          Value
State         Ratings  Ratings    Amount                         Issue                                         (Note 1a)
Ohio                                       Ohio State Solid Waste Disposal Revenue Bonds (USG
(concluded)                                Corporation Project), AMT:
                BBB     Baa3     $16,000     5.60% due 8/01/2032                                                $ 15,903
                BBB     Baa3      16,500     5.65% due 3/01/2033                                                  16,512
                A-      NR*        1,000   Parma, Ohio, Hospital Improvement Revenue Refunding Bonds
                                           (Parma Community General Hospital Association), 5.375% due
                                           11/01/2029                                                                995
                AAA     Aaa        2,405   Toledo, Ohio, Sewer System Revenue Refunding and Improvement
                                           Bonds (Mortgage), 4.75% due 11/15/2017 (e)                              2,333


Oklahoma--1.1%  AAA     NR*        3,250   Holdenville, Oklahoma, Industrial Authority, Correctional
                                           Facility Revenue Bonds, 6.70% due 7/01/2006 (b)(j)                      3,816
                BBB-    Baa1       5,050   Tulsa, Oklahoma, Municipal Airport Trust, Revenue Refunding
                                           Bonds (American Airlines Project), 6.25% due 6/01/2020                  5,323


Oregon--2.7%    NR*     NR*        4,550   Klamath Falls, Oregon, Electric Revenue Refunding Bonds
                                           (Klamath Cogeneration Project), Senior Lien, 6% due 1/01/2025           4,580
                AAA     Aaa       14,000   Oregon Health Sciences University Revenue Refunding Bonds
                                           (Capital Appreciation--Insured), Series A, 5.16%** due
                                           7/01/2021 (e)                                                           4,481
                AAA     Aaa       13,000   Portland, Oregon, Sewer System Revenue Refunding Bonds,
                                           Series A, 5% due 6/01/2014 (h)                                         13,181


Pennsylvania    A       NR*        2,975   Berks County, Pennsylvania, Municipal Authority College
--7.1%                                     Revenue Refunding Bonds (Alvernia College Project), 6% due
                                           11/15/2018                                                              3,149
                A1+     VMIG1++    2,000   Geisinger Authority, Pennsylvania, Health System Revenue
                                           Refunding Bonds (Penn State--Geisinger Health), VRDN,
                                           Series B, 4.20% due 8/15/2028 (a)                                       2,000
                NR*     NR*        3,500   Lehigh County, Pennsylvania, General Purpose Authority
                                           Revenue Bonds (Kidspeace Obligation Group), 6% due
                                           11/01/2023                                                              3,474
                                           Pennsylvania Convention Center Authority, Revenue Refunding
                                           Bonds, Series A:
                BBB     Baa        9,675     6.70% due 9/01/2014                                                  10,739
                BBB     Baa        5,000     6.75% due 9/01/2019                                                   5,551
                NR*     NR*        5,000   Pennsylvania Economic Development Financing Authority,
                                           Exempt Facilities Revenue Bonds (National Gypsum Company),
                                           AMT, Series A, 6.25% due 11/01/2027                                     5,050
                AA+     Aa2        5,250   Pennsylvania, HFA, S/F Mortgage Revenue Bonds, AMT, Series 42,
                                           6.85% due 4/01/2025                                                     5,672
                AAA     Aaa       16,270   Pennsylvania State Higher Educational Facilities Authority,
                                           Health Services Revenue Refunding Bonds (Allegheny Delaware
                                           Valley Obligation), Series C, 5.875% due 11/15/2016 (e)                16,429
                A1+     NR*          100   Pennsylvania State Higher Educational Facilities Authority,
                                           Revenue Refunding Bonds (Carnegie Mellon University), VRDN,
                                           Series B, 4.20% due 11/01/2027 (a)                                        100
                                           Philadelphia, Pennsylvania, IDA, IDR, Refunding (Commercial
                                           Development):
                NR*     NR*        3,650     (Days Inn), Series B, 6.50% due 10/01/2027                            3,883
                NR*     NR*        3,000     (Doubletree), Series A, 6.50% due 10/01/2027                          3,191


South Carolina  A-      A2         2,500   Richland County, South Carolina, PCR, Refunding (Union Camp
--1.2%                                     Corporation Project), Series C, 6.55% due 11/01/2020                    2,726
                NR*     NR*        2,485   South Carolina Jobs, EDA, Health Facilities Revenue Refunding
                                           Bonds (First Mortgage--Lutheran Homes), 5.70% due 5/01/2026             2,458
                NR*     Aaa        5,000   South Carolina State Housing Finance and Development
                                           Authority, S/F Mortgage Revenue Bonds, 5% due 7/01/2034                 4,934


MuniYield Fund, Inc.
April 30, 1999


SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                S&P    Moody's     Face                                                                          Value
State         Ratings  Ratings    Amount                         Issue                                         (Note 1a)
South           BBB     Baa3      $  900   South Dakota State Health and Educational Facilities Authority,
Dakota--0.1%                               Revenue Refunding Bonds (Prairie Lakes), 7.25% due 4/01/2022         $    996


Tennessee--1.4% NR*     NR*        3,000   Hardeman County, Tennessee, Correctional Facilities
                                           Corporation Revenue Bonds, 7.75% due 8/01/2017                          3,354
                AA      Aa3        8,100   Metropolitan Government, Nashville and Davidson County,
                                           Tennessee, Electric Revenue Bonds, Series A, 5.20% due
                                           5/15/2023                                                               8,107


Texas--8.3%     AA-     Aa3        5,000   Guadalupe--Blanco River Authority, Texas, Sewage and Solid
                                           Waste Disposal Facility Revenue Bonds (E. I. du Pont de
                                           Nemours and Company Project), AMT, 6.40% due 4/01/2026                  5,461
                A1+     VMIG1++    1,100   Gulf Coast Waste Disposal Authority, Texas, PCR, Refunding
                                           (Amoco Oil Company Project), VRDN, 4.05% due 10/01/2017 (a)             1,100
                AAA     Aaa        5,500   Gulf Coast Waste Disposal Authority, Texas, Revenue Refunding
                                           Bonds (Reliant Energy Inc. Project), 4.70% due 7/01/2011 (c)            5,480
                A1+     NR*          100   Harris County, Texas, Health Facilities Development Corporation,
                                           Hospital Revenue Refunding Bonds (Methodist Hospital), VRDN,
                                           4.25% due 12/01/2025 (a)                                                  100
                                           Harris County, Texas, Health Facilities Development Corporation,
                                           Medical Facilities Revenue Bonds (Baylor College Medical Project),
                                           Series A (c):
                AAA     Aaa        1,565     5.375% due 11/15/2013                                                 1,641
                AAA     Aaa        1,650     5.375% due 11/15/2014                                                 1,726
                                           Houston, Texas, Airport System Revenue Bonds (Special
                                           Facilities--Continental Airlines), AMT:
                BB      Ba1       10,300     Series B, 6.125% due 7/15/2017                                       10,569
                BB      Ba1        9,200     Series C, 6.125% due 7/15/2027                                        9,410
                BB      Ba1        5,575     Series C, 5.70% due 7/15/2029                                         5,532
                AA      Aa3        2,500   Lubbock, Texas, Health Facilities Development Corporation
                                           Revenue Refunding Bonds (Saint Joseph Health System), 5.25%
                                           due 7/01/2015                                                           2,525
                NR*     Aa1        7,500   San Antonio, Texas, Electric and Gas Revenue Refunding Bonds,
                                           RIB, Series 77, 6.165% due 2/01/2016 (k)                                7,933
                AAA     Aaa       18,500   Texas Technology, University Revenue Refunding and
                                           Improvement Bonds, Financing System, Sixth Series, 5% due
                                           2/15/2029 (c)                                                          17,941


Utah--0.6%      NR*     NR*        3,900   Carbon County, Utah, Solid Waste Disposal Revenue Refunding
                                           Bonds (Laidlaw Environmental), AMT, Series A, 7.45% due
                                           7/01/2017                                                               4,242
                AAA     NR*          880   Utah State, HFA, S/F Mortgage, AMT, Senior Series E-2, 7.15%
                                           due 7/01/2024 (d)                                                         923


Virginia--9.2%  NR*     NR*        7,030   Dulles Town Center Community Development Authority, Virginia,
                                           Special Assessment Tax (Dulles Town Center Project), 6.25%
                                           due 3/01/2026                                                           7,190
                AA      Aa2        8,815   Fairfax County, Virginia, Water Authority, Revenue Refunding
                                           Bonds, 6% due 4/01/2022                                                 9,687
                NR*     NR*        8,650   Peninsula Ports Authority, Virginia, Revenue Refunding Bonds
                                           (Port Facility--Zeigler Coal), 6.90% due 5/02/2022                      8,650
                NR*     NR*        1,000   Pittsylvania County, Virginia, IDA, Revenue Bonds (Exempt-
                                           Facility), AMT, Series A, 7.55% due 1/01/2019                           1,089
                                           Pocahontas Parkway Association, Virginia, Toll Road Revenue
                                           Bonds:
                BBB-    Baa3      16,600     Senior Series A, 5.50% due 8/15/2028                                 16,361
                BBB-    Baa3      24,600     Senior Series B, 5.90%** due 8/15/2019                                7,665
                BBB-    Baa3      48,400     Senior Series B, 5.90%** due 8/15/2030                                7,863
                BBB-    Baa3      70,500     Senior Series B, 5.95%** due 8/15/2035                                8,461


MuniYield Fund, Inc.
April 30, 1999



SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
                S&P    Moody's     Face                                                                          Value
State         Ratings  Ratings    Amount                         Issue                                         (Note 1a)
Virginia        AA      Aa2       $5,000   Virginia Commonwealth Transportation Board, Transportation
(concluded)                                Revenue Refunding Bonds (U.S. Route 58 Corridor Program),
                                           Series C, 5% due 5/15/2015                                           $  5,043
                AA+     Aa1        5,125   Virginia State, HDA, Commonwealth Mortgage, Series A, 7.10%
                                           due 1/01/2025                                                           5,285


Washington      AAA     Aaa        5,000   Central Puget Sound, Washington, Regional Transit Authority,
--0.6%                                     Sales Tax Revenue Bonds, 5.25% due 2/01/2021 (h)                        5,158


West            NR*     NR*        3,000   Upshur County, West Virginia, Solid Waste Disposal Revenue
Virginia--0.4%                             Bonds (TJ International Project), AMT, 7% due 7/15/2025                 3,306


Wisconsin--0.3% NR*     A2         2,710   Wisconsin State Health and Educational Facilities Authority
                                           Revenue Bonds (Mercy Hospital of Janesville Inc.), 6.60% due
                                           8/15/2022                                                               2,918


Total Investments (Cost--$831,314)--103.6%                                                                       868,314

Liabilities in Excess of Other Assets--(3.6%)                                                                    (29,807)
                                                                                                                --------
Net Assets--100.0%                                                                                              $838,507
                                                                                                                ========


(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1999.
(b)Prerefunded.
(c)AMBAC Insured.
(d)FHA Insured.
(e)MBIA Insured.
(f)FNMA Collateralized.
(g)GNMA Collateralized.
(h)FGIC Insured.
(i)FSA Insured.
(j)Connie Lee Insured.
(k)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1999.
(l)FHLMC Collateralized.
  *Not Rated.
 **Represents a zero coupon bond; the interest rate shown is the effective yield at time of purchase by the Fund.
 ++Highest short-term rating by Moody's Investors Service, Inc.


See Notes to Financial Statements.



QUALITY PROFILE

The quality ratings of securities in the Fund as of April 30, 1999 were as follows:

                                    Percent of
S&P Rating/Moody's Rating           Net Assets

AAA/Aaa                                25.4%
AA/Aa                                  12.9
A/A                                    12.1
BBB/Baa                                20.9
BB/Ba                                  11.7
B/B                                     5.5
NR (Not Rated)                         11.9
Other*                                  3.2

[FN]
*Temporary investments in short-term municipal securities.



MuniYield Fund, Inc.
April 30, 1999


FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of April 30, 1999
Assets:             Investments, at value (identified cost--$831,313,774)
                    (Note 1a)                                                                               $868,313,870
                    Cash                                                                                         101,720
                    Receivables:
                      Interest                                                             $ 12,181,825
                      Securities sold                                                         9,661,340       21,843,165
                                                                                           ------------
                    Prepaid expenses and other assets                                                             25,510
                                                                                                            ------------
                    Total assets                                                                             890,284,265
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                   51,397,177
                      Investment adviser (Note 2)                                               368,138       51,765,315
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        12,191
                                                                                                            ------------
                    Total liabilities                                                                         51,777,506
                                                                                                            ------------

Net Assets:         Net assets                                                                              $838,506,759
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (10,000 shares
                      of AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                               $250,000,000
                      Common Stock, par value $.10 per share (38,317,103 shares
                      issued and outstanding)                                              $  3,831,710
                    Paid-in capital in excess of par                                        538,873,283
                    Undistributed investment income--net                                     10,532,764
                    Accumulated realized capital losses on investments--net                  (1,731,094)
                    Unrealized appreciation on investments--net                              37,000,096
                                                                                           ------------
                    Total--Equivalent to $15.36 net asset value per share of
                    Common Stock (market price--$15.375)                                                     588,506,759
                                                                                                            ------------
                    Total capital                                                                           $838,506,759
                                                                                                            ============

                   *Auction Market Preferred Stock.


                    See Notes to Financial Statements.


MuniYield Fund, Inc.
April 30, 1999


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                For the Six Months Ended
                                                                                                          April 30, 1999
Investment Income   Interest and amortization of premium and discount earned                                $ 24,084,566
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $  2,109,187
                    Commission fees (Note 4)                                                    307,650
                    Transfer agent fees                                                          59,576
                    Accounting services (Note 2)                                                 46,052
                    Professional fees                                                            39,000
                    Custodian fees                                                               29,770
                    Printing and shareholder reports                                             20,652
                    Directors' fees and expenses                                                 20,267
                    Listing fees                                                                 16,917
                    Pricing fees                                                                  9,518
                    Other                                                                        22,087
                                                                                           ------------
                    Total expenses                                                                             2,680,676
                                                                                                            ------------
                    Investment income--net                                                                    21,403,890
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          8,742,793
Unrealized Gain     Change in unrealized appreciation on investments--net                                    (16,728,553)
(Loss) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $ 13,418,130
(Notes 1b,                                                                                                  ============
1d & 3):

                    See Notes to Financial Statements.


MuniYield Fund, Inc.
April 30, 1999


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                          For the Six         For the
                                                                                          Months Ended      Year Ended
                                                                                            April 30,       October 31,
Increase (Decrease) in Net Assets:                                                            1999              1998
Operations:         Investment income--net                                                 $ 21,403,890     $ 44,789,520
                    Realized gain on investments--net                                         8,742,793       30,241,513
                    Change in unrealized appreciation on investments--net                   (16,728,553)     (12,286,231)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     13,418,130       62,744,802
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                          (18,552,674)     (36,306,077)
Shareholders          Preferred Stock                                                        (2,244,394)      (6,658,668)
(Note 1e):          Realized gain on investments--net:
                      Common Stock                                                          (24,315,264)      (9,726,657)
                      Preferred Stock                                                        (2,733,184)      (3,428,543)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (47,845,516)     (56,119,945)
                                                                                           ------------     ------------

Capital Stock       Value of shares issued to Common Stock shareholders in
Transactions        reinvestment of dividends and distributions                              11,711,691        8,278,056
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                 (22,715,695)      14,902,913
                    Beginning of period                                                     861,222,454      846,319,541
                                                                                           ------------     ------------
                    End of period*                                                         $838,506,759     $861,222,454
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $ 10,532,764     $  9,925,942
                                                                                           ============     ============

                    See Notes to Financial Statements.


MuniYield Fund, Inc.
April 30, 1999


FINANCIAL INFORMATION (concluded)

Financial Highlights
                                                                       For the
The following per share data and ratios have been derived            Six Months
from information provided in the financial statements.                  Ended
                                                                      April 30,       For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                                  1999       1998      1997     1996        1995
Per Share           Net asset value, beginning of period              $  16.27   $  16.09  $  15.68  $  15.47   $  14.35
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .56       1.19      1.24      1.26       1.27
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.21)       .49       .65       .23       1.34
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .35       1.68      1.89      1.49       2.61
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to Common
                    Stock shareholders:
                      Investment income--net                              (.49)      (.97)    (1.00)    (1.04)     (1.00)
                      Realized gain on investments--net                   (.65)      (.26)     (.22)       --       (.22)
                      In excess of realized gain on
                      investments--net                                      --         --      (.01)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Stock shareholders                                   (1.14)     (1.23)    (1.23)    (1.04)     (1.22)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:
                      Dividends and distributions to Preferred
                      Stock shareholders:
                        Investment income--net                            (.06)      (.18)     (.20)     (.24)      (.23)
                        Realized gain on investments--net                 (.06)      (.09)     (.05)       --       (.04)
                        In excess of realized gain on
                        investments--net                                    --         --        --++      --         --
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Stock activity              (.12)      (.27)     (.25)     (.24)      (.27)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  15.36   $  16.27  $  16.09  $  15.68   $  15.47
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of period             $ 15.375   $ 16.875  $ 15.875  $ 14.875   $ 14.375
                                                                      ========   ========  ========  ========   ========


Total Investment    Based on market price per share                     (2.20%)+++ 14.74%    15.56%    10.88%     29.76%
Return:**                                                             ========   ========  ========  ========   ========
                    Based on net asset value per share                   1.34%+++   9.15%    11.11%     8.61%     18.00%
                                                                      ========   ========  ========  ========   ========


Average Net         Expenses                                              .63%*      .63%      .64%      .64%       .66%
Assets:***                                                            ========   ========  ========  ========   ========
                    Investment income--net                               5.07%*     5.26%     5.48%     5.64%      5.91%
                                                                      ========   ========  ========  ========   ========


Supplemental        Net assets, net of Preferred Stock, end
Data:               of period (in thousands)                          $588,507   $611,222  $596,320  $581,124   $573,400
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of period
                    (in thousands)                                    $250,000   $250,000  $250,000  $250,000   $250,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  41.73%     91.63%   111.45%    96.74%     52.99%
                                                                      ========   ========  ========  ========   ========


Leverage:           Asset coverage per $1,000                         $  3,354   $  3,445  $  3,385  $  3,324   $  3,294
                                                                      ========   ========  ========  ========   ========


Dividends           Series A--Investment income--net                  $    216   $    694  $    747  $    894   $    887
Per Share on                                                          ========   ========  ========  ========   ========
Preferred Stock     Series B--Investment income--net                  $    210   $    687  $    751  $    897   $    850
Outstanding:                                                          ========   ========  ========  ========   ========
                    Series C--Investment income--net                  $    239   $    643  $    763  $    998   $    827
                                                                      ========   ========  ========  ========   ========
                    Series D--Investment income--net                  $    248   $    637  $    762  $    888   $    897
                                                                      ========   ========  ========  ========   ========
                    Series E--Investment income--net                  $    214   $    656  $    752  $    875   $    759
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Amount is less than $.01 per share.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


MuniYield Fund, Inc.
April 30, 1999


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYD. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing price as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-counter-market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.



MuniYield Fund, Inc.
April 30, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)


(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1999 were $382,716,603 and $344,311,408, respectively.

Net realized gains for the six months ended April 30, 1999 and net unrealized gains as of April 30, 1999 were as follows:


                                     Realized    Unrealized
                                      Gains         Gains

Long-term investments              $8,742,793    $37,000,096
                                   ----------    -----------
Total                              $8,742,793    $37,000,096
                                   ==========    ===========


As of April 30, 1999, net unrealized appreciation for Federal income tax purposes aggregated $37,000,096, of which $38,854,164 related to appreciated securities and $1,854,068 related to depreciated securities. The aggregate cost of investments at April 30, 1999 for Federal income tax purposes was $831,313,774.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended April 30, 1999 and the year ended October 31, 1998, increased by 742,979 and 512,710, respectively, as a result of dividend reinvestment.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 1999 were as follows: Series A, 3.35%; Series B, 3.149%; Series C, 3.15%, Series D, 3.10%; and Series E, 3.55%.

Shares issued and outstanding during the six months ended April 30, 1999 and the year ended October 31, 1998 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended April 30, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $120,674 as commissions.

5. Subsequent Event:
On May 6, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.073463 per share, payable on May 27, 1999 to shareholders of record as of May 21, 1999.



MuniYield Fund, Inc.
April 30, 1999


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary


Gerald M. Richard, Treasurer and Philip M. Mandel, Secretary of MuniYield Fund, Inc. have recently retired. Their colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Directors in wishing Mr. Richard and Mr. Mandel well in their retirements.


Custodian
The Bank of New York
90 Washington Street
New York, NY 10286


Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Whitehall Bank & Trust Company
One State Street
New York, NY 10004


NYSE Symbol
MYD